UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2006

Structured Products Corp.

on behalf of

TIERS Callable Principal-Protected Asset

Backed Certificates Trust Series S&P 1999-2

(Exact name of registrant as specified in its charter)

Delaware	001-32128	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street New York, New York	10013	(212) 816-7496
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the TIERS Callable Principal-Protected Asset Backed Certificates Trust Series S&P 1999-2.

The issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Underlying Securities Issuer(s) or Guarantor, or successor thereto	Exchange Act File Number
1. BA Master Credit Card Trust II	000-20949
2. Discover Card Master Trust I	000-23108

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

1. Trustee’s Report with respect to the December 8, 2006 Final Distribution Date for the TIERS Callable Principal-Protected Asset Backed Certificates Trust Series S&P 1999-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Gladys Zacchino

Name: Gladys Zacchino
Title: Authorized Signatory

December 8, 2006

EXHIBIT INDEX

Exhibit		Page
1	Trustee’s Report with respect to the December 8, 2006 Final Distribution Date for the TIERS Callable Principal-Protected Asset Backed Certificates Trust Series S&P 1999-2	5

			Exhibit 1
Tiers Callable Principal Protected Asset Backed Certificates

Date:	December 8, 2006

RE: Tiers Callable Principal Protected Asset Backed Certificates
	Trust Series S&P 1999-2

	Payment Date:	December 8, 2006

CUSIP	886526201
INTEREST	$188,311.50	Original Face	$ 27,000,000.00
FACTOR/1000	6.97450000
PRINICPAL	$27,000,000.00	New Outstanding after pymt	$ -
FACTOR/1000	1,000.00000000

Ending Balance Factor:	0.00000000

Expressed as a dollar amount per $10 Certificate, payment amounts are as follows:

Principal	Supplemental Distribution	Total Distribution
$ 10.00	0.06974500	$ 10.0697450